--------------------------------------------------------------------------------
HIGH YIELD FIXED INCOME
--------------------------------------------------------------------------------

Alliance High Yield Fund

Semi-Annual Report
February 28, 2002

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
April 15, 2002

Dear Shareholder:

This report provides the performance, investment strategy and outlook for Alliance High Yield Fund (the "Fund") for the semi-annual reporting period ended February 28, 2002.

Investment Objective and Policies

This open-end fund seeks to provide investors with a high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Fund invests primarily in a diversified mix of high yield (below investment-grade) fixed income securities, commonly known as "junk bonds".

Investment Performance

The following table provides performance for the Fund as well as its benchmark, as represented by the Credit Suisse First Boston High Yield Index, for the six- and 12-month periods ended February 28, 2002.

INVESTMENT RESULTS*
Periods Ended February 28, 2002

--------------------------------------------------------------------------------
                                                                Total Returns
                                                             6 Months  12 Months
--------------------------------------------------------------------------------
Alliance High Yield Fund
   Class A                                                    -2.06%     -7.34%
--------------------------------------------------------------------------------
   Class B                                                    -2.56%     -8.02%
--------------------------------------------------------------------------------
   Class C                                                    -2.56%     -8.15%
--------------------------------------------------------------------------------
   Credit Suisse First Boston High Yield Index                -0.78%     -0.96%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) for each class of shares as of February 28, 2002. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Total returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Credit Suisse First Boston High Yield Index is a measure of lower-rated, fixed-income, non-convertible, U.S. dollar-denominated securities meeting certain criteria developed by Credit Suisse, designed to enable the index to reflect the high yield market. An investor cannot invest directly in an index, and its results are not indicative of any particular investment, including Alliance High Yield Fund.

      Additional investment results appear on pages 6-10.

The Fund underperformed the Credit Suisse First Boston High Yield (CSFBHY) Index for the six- and 12-month periods ended February 28, 2002. However, the Fund outperformed the Lipper High Yield Fund Index for both the six- and 12-month periods, ranking in the 52nd percentile, as compared to its peer group for the 6-month period. The Fund's style of investing has historically emphasized


--------------------------------------------------------------------------------
                                                    ALLIANCE HIGH YIELD FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

higher-yielding, single B-rated securities. This approach negatively impacted performance during both periods under review. Single B-rated securities tend to underperform double B-rated securities during periods of high volatility and market uncertainty.

The Fund's above-market exposure to the wireless telecommunications and electric utilities sectors was the main contributor to underperformance. The Fund's holdings in the energy sector also detracted from performance. The decline in demand and pricing for energy coupled with the volatility in the aftermath of the Enron debacle put significant pressure on energy companies such as Calpine Corp. and AES Corp. We reduced the Fund's exposure to these two issuers during this period.

Given the reduced growth rates in subscriber additions after September 11 for most wireless service providers such as AT&T affiliates Triton PCS, Inc., Dobson/Sygnet Communications and American Cellular Corp, and to a lesser extent Nextel Communications, all wireless issuers saw major pressure on bond prices. Notwithstanding the increased volatility and risk in this sector, we remain confident in the long-term prospects of these issuers as bond investors.

While the Fund's exposure to the wireless telecommunications sector contributed to its underperformance, specific security selection in telecommunications enhanced performance. The Fund benefited from a selection of the best credits in wireless/wireline, however, this was offset by an overweighted position in wireless. Finally, the Fund's security selection in consumer products and services also enhanced performance.

Market Review

Global economic growth continued to decelerate in the second half of 2001. U.S. economic growth continued to decelerate early in the reporting period due to declining business investment and lower equity valuations. The terrorist attacks on September 11 further exacerbated the already ailing economy. However, aggressive fiscal and monetary policy responses prevented a deeper and more prolonged recession. Economic data at the end of the period began to point to signs of an economic recovery as growth returned. The job loss rate has improved as new jobs were added in February for the first time in seven months.

The high yield market, as represented by the CSFBHY Index, returned
-0.78% for the six-month period ended February 28, 2002. Issuers took advantage of the funding window as the U.S. Federal Reserve aggressively lowered interest rates. However, weakness in the equity market and negative performance in the telecommunications and technology sectors weakened the overall performance of the high yield market. Investors reacted to the September 11 attacks by selling high yield securities. Default rates remained high throughout the six-month period, reflecting the low financial flexibility of highly leveraged companies. Early in 2002, the default rates peaked in


--------------------------------------------------------------------------------
2 o ALLIANCE HIGH YIELD FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

January with $15.1 billion in defaulted bonds. By the end of February, defaults totaled $18.3 billion, raising the trailing 12-month default rate of the high yield market to 10.79%. The default rate for the Fund was below 2%. For the six-month period, higher rated securities outperformed as investors sought higher quality issuers. Within the CSFBHY Index, double B and single B-rated securities outperformed triple C-rated securities, returning 2.25%, 1.28% and -4.08%, respectively.

Investment Strategy

During the period under review, we continued to reposition the Fund. We completed our exit of and/or reduced the Fund's exposure to many of the developmental credits in the wireline telecommunications sector and cyclical credits in the automotive, metals and general industrial sectors. In their place, we purchased more defensive issuers in the cable, lodging, mobile communications and services sectors. We continued to diversify the Fund over a greater number of issuers to reduce volatility and stabilize returns. We increased the Fund's weighting in high quality single B-rated issuers because we believe the majority of high yield returns in 2002 will be from coupon income and not spread compression.

During the reporting period, we continued to decrease the Fund's exposure to many issuers in the wireline sector that we believed had flawed business strategies and/or inadequate funding positions to build out their respective networks. These issues included Global Crossing Holdings Ltd., Level 3 Communications, McLeod USA and Williams Communications. We also reduced the Fund's exposure to the utility sector with the partial sale of Calpine Corp. and AES Corp.

We continued to increase the Fund's exposure to the services, cable, lodging, mobile communications and packaging sectors. Within the services sector, we increased the Fund's position in funeral and cemetery companies such as Service Corp. of America, and added Alderwoods Group (formerly Loewen Group). In cable, we either maintained or increased the Fund's holdings in Charter Communications Holdings, Adelphia Communications and Mediacom Broadband LLC. In lodging, we increased or added a number of issuers given the markets' overselling of this sector after September 11. These issuers included Meristar Hospitality and Extended Stay America. Given their positive credit outlook, we also added Sealed Air Corp. and Riverwood International Corp., two specialty packaging companies.

Outlook

The high yield market continues to build momentum into 2002 as the economy recovers. We believe this sector should outperform relative to other fixed income sectors. Nonetheless, there are conflicting trends on both the macro and microeconomic fronts.

On the macroeconomic front, all U.S. indicators point to higher growth than previously expected, with the manufacturing sector finally showing signs of recovery. The inventory rebuild process is providing a boost to manufacturing, which is expected to last at least a few


--------------------------------------------------------------------------------
                                                    ALLIANCE HIGH YIELD FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

quarters. The U.S. consumer's continued propensity to spend remains a source of strength in this period of corporate retrenchment and layoffs. Alan Greenspan's testimony to Congress on March 19 of this year painted a picture of moderate expectations for economic growth during the recovery phase, suggesting that the risk of interest rates rising in the short run remains contained. Finally, the default environment promises to be more moderate, with Moody's prediction of lower default rates this year.

On the microeconomic front, investors are concerned about the impact of possible legislative and regulatory initiatives arising from the Enron debacle. Of particular interest to fixed income investors is the prospect of restrictions on the use of Special Purpose Entities (SPEs) to create off-balance sheet leverage and changes in certain accounting methods for smoothing the volatility of earnings, revenue recognition, options and pensions costs. However well justified such reforms may prove to be as matters of policy, they could nonetheless tend to impair, in particular, high yield valuations in such key sectors as telecommunications and utilities.

We believe that valuations are modestly attractive, with market aggregate spreads at 52-week highs (if one excludes widening caused by September 11). However, these market averages reveal less than they should about the barbelled nature of spreads. The consumer-related sectors and a number of cyclical sectors remain relatively tight, with the higher spreads resident mostly in the select deep cyclical industrials, utilities, wireless and cable sectors.

Investors in high yield naturally need to focus not only on the specifics of the macroeconomy that relate to the companies in which they invest, but also to security selection, which remains critical. The Fund should be well positioned for a gradual economic recovery given its overweighting in strong single B-rated issuers and undervalued sectors like wireless telecommunications, cable and chemicals.

The main risk to the Fund's strategy is its underweighting in the riskier triple C-rated part of the market, as we have chosen not to reach for yield in this uncertain economic timeframe. However, if the economy recovers faster than expected, this area of the market will begin to outperform, requiring us to


--------------------------------------------------------------------------------
4 o ALLIANCE HIGH YIELD FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

reconsider the Fund's position. We also note that technicals remain strong due to lower-than-expected supply and robust demand from both mutual funds and institutional investors.

Thank you for your continued interest and investment in the Alliance High Yield Fund. We look forward to reporting its progress to you in the future.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Gregory Dube

Gregory Dube
Senior Vice President


/s/ Michael A. Snyder

Michael A. Snyder
Vice President


[PHOTO]     John D. Carifa

[PHOTO]     Gregory Dube

[PHOTO]     Michael A. Snyder

Gregory Dube and Michael Snyder, Portfolio Managers, have over 39 years of combined experience.


--------------------------------------------------------------------------------
                                                    ALLIANCE HIGH YIELD FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE HIGH YIELD FUND
GROWTH OF A $10,000 INVESTMENT
4/30/97* TO 2/28/02

                            [MOUNTAIN GRAPH OMITTED]

[The following table was depicted as a mountain chart in the printed material.]

Credit Suisse First Boston High Yield Index: $11,487
Alliance High Yield Fund Class A: $9,773



Alliance High                                CS First Boston
Yield Fund                                   High Yield Index
----------------------------------------------------------------------
4/30/1997        $9,579                         $10,000
2/28/1998        $12,417                        $11,275
2/28/1999        $11,807                        $11,145
2/29/2000        $11,471                        $11,453
2/28/2001        $10,774                        $11,598
2/28/2002        $9,983                         $11,487


This chart illustrates the total value of an assumed $10,000 investment in Alliance High Yield Fund Class A shares (from 4/30/97* to 2/28/02) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Credit Suisse First Boston High Yield (CSFBHY) Index is a measure of lower-rated, fixed-income, non-convertible, U.S. dollar-denominated securities meeting certain criteria developed by Credit Suisse designed to enable the index to reflect the high yield market. An investor cannot invest directly in an index, and its results are not indicative of any particular investment, including Alliance High Yield Fund.

When comparing Alliance High Yield Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index.

* Closest  month-end  after Fund's Class A share  inception  date of 4/22/97.


--------------------------------------------------------------------------------
6 o ALLIANCE HIGH YIELD FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE HIGH YIELD FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 2/28

                              [BAR CHART OMITTED]

              Alliance High Yield Fund - Yearly Periods Ended 2/28

                              Alliance High           Credit Suisse First Boston
                               Yield Fund                  High Yield Index
--------------------------------------------------------------------------------
2/28/98*                         29.63%                          12.75%
2/28/99                          -4.91%                          -1.15%
2/29/00                          -2.85%                           2.76%
2/28/01                          -6.08%                           1.27%
2/28/02                          -7.34%                          -0.96%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Total returns for Class B, Class C and Advisor Class shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged Credit Suisse First Boston High Yield (CSFBHY) Index is a measure of the lower-rated, fixed-income, non-convertible, U.S. dollar-denominated securities meeting certain criteria developed by Credit Suisse designed to enable the index to reflect the high yield market.

The index reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance High Yield Fund.

* The Fund's return for the period ended 2/28/98 is from the Fund's inception date of 4/22/97 through 2/28/98. The benchmark's return for the period ended 2/28/98 is from 4/30/97 through 2/28/98.


--------------------------------------------------------------------------------
                                                    ALLIANCE HIGH YIELD FUND o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
February 28, 2002 (unaudited)

INCEPTION DATES                         PORTFOLIO STATISTICS
Class A Shares                          Net Assets ($mil): $541.0
4/22/97
Class B Shares
4/22/97
Class C Shares
4/22/97

INDUSTRY/SECTOR BREAKDOWN

12.0% Cable
11.3% Mobile Communications
 8.7% Service
 6.8% Chemicals
 5.9% Paper/Packaging
 5.7% Financial
 5.2% Hotels/Lodging
 4.1% Media
 3.6% Consumer Manufacturing
 3.6% Healthcare                                      [PIE CHART OMITTED]
 3.3% Gaming
 3.3% Building/Real Estate
 3.2% General Industrial
 2.8% Utility
 2.3% Supermarkets and Drugs
 2.1% Metals/Mining
 2.1% Technology
 2.0% Energy
 2.0% Fixed Communications

 5.9% Other

 4.1% Short-Term

All data as of February 28, 2002. The Fund's industry/sector breakdown is expressed as a percentage of total investments and may vary over time. "Other" represents less than 2.0% weightings in Automotive, Sovereign, Leisure, Aerospace/Defense, Oil & Gas and Food/Beverage.


--------------------------------------------------------------------------------
8 o ALLIANCE HIGH YIELD FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
February 28, 2002 (unaudited)

COUNTRY BREAKDOWN

84.8% United States
 7.4% Great Britain
 2.2% Mexico
 1.8% Canada
 1.1% Luxembourg
 1.0% South Korea                                     [PIE CHART OMITTED]
 0.6% Bahamas
 0.6% Russia
 0.4% Cayman Islands
 0.1% Norway

All data as of February 28, 2002. The Fund's country breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                                    ALLIANCE HIGH YIELD FUND o 9

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2002

CLASS A
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
              1 Year               -7.34%                   -11.25%
     Since Inception*               0.85%                    -0.03%
           SEC Yield**             10.29%

CLASS B
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
              1 Year               -8.02%                   -11.34%
     Since Inception*               0.16%                     0.16%
           SEC Yield**              9.93%

CLASS C
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
              1 Year               -8.15%                    -8.98%
     Since Inception*               0.15%                     0.15%
           SEC Yield**              9.93%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (March 31, 2002)

                            Class A           Class B          Class C
--------------------------------------------------------------------------------
              1 Year         -7.11%            -7.17%           -4.57%
     Since Inception*         0.26%             0.44%            0.44%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total returns for Advisor Class shares will vary due to different expenses associated with this class.

The Fund can invest in foreign securities, including emerging markets, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception date: 4/22/97 for all share classes.

** SEC yields are based on SEC guidelines and are calculated on 30 days ended February 28, 2002.


--------------------------------------------------------------------------------
10 o ALLIANCE HIGH YIELD FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
February 28, 2002 (unaudited)

                                                   Principal
                                                      Amount
                                                       (000)       U.S. $ Value
--------------------------------------------------------------------------------

CORPORATE DEBT OBLIGATIONS-89.2%

Aerospace/Defense-0.7%
Sequa Corp.
   9.00%, 8/01/09 ...........................        $ 3,810        $ 3,762,375
                                                                    -----------

Automotive-1.7%
Advance Stores Co, Inc.
   10.25%, 4/15/08(a) .......................          2,490          2,614,500
Arvinmeritor
   8.75%, 3/01/12 ...........................          1,635          1,679,962
Collins & Aikman Products
   10.75%, 12/31/11(a) ......................          1,920          1,848,000
Dura Operating Corp.
   Series D
   9.00%, 5/01/09 ...........................          3,225          3,096,000
                                                                    -----------
                                                                      9,238,462
                                                                    -----------

Building/Real Estate-3.2%
D.R. Horton, Inc.
   8.00%, 2/01/09 ...........................          1,130          1,146,950
   10.50%, 4/01/05 ..........................          2,980          3,218,400
LNR Property Corp.
   10.50%, 1/15/09 ..........................          4,460          4,616,100
   Series B
   9.375%, 3/15/08 ..........................          1,500          1,507,500
Meritage Corp.
   9.75%, 6/01/11 ...........................          2,625          2,782,500
Schuler Homes
   10.50%, 7/15/11 ..........................          3,960          4,276,800
                                                                    -----------
                                                                     17,548,250
                                                                    -----------

Cable-9.7%
Adelphia Communications
   10.25%, 6/15/11 ..........................            430            445,050
   10.875%, 10/01/10 ........................          7,310          7,785,150
   Series B
   9.25%, 10/01/02 ..........................            500            511,250
Charter Communications Holdings
   10.00%, 5/15/11(a) .......................            450            433,125
   10.75%, 10/01/09 .........................         13,080         13,145,400
   11.75%, 5/15/11 ..........................         10,595          6,171,587
   12.125%, 1/15/12(a)(b) ...................            275            151,250
Echostar DBS Corp.
   9.375%, 2/01/09 ..........................         10,250         10,583,125
GCI, Inc.
   9.75%, 8/01/07 ...........................          2,000          1,950,000


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                   Principal
                                                      Amount
                                                       (000)       U.S. $ Value
--------------------------------------------------------------------------------

Innova S de R. L
   12.875%, 4/01/07 .........................         $6,790        $ 6,399,575
Mediacom Broadband LLC
   11.00%, 7/15/13 ..........................          4,635          5,098,500
                                                                    -----------
                                                                     52,674,012
                                                                    -----------

Chemicals-6.7%
Airgas, Inc.
   9.125%, 10/01/11 .........................          2,345          2,473,975
Avecia Group Plc
   11.00%, 7/01/09 ..........................          7,480          7,741,800
Compass Minerals Group
   10.00%, 8/15/11(a) .......................            610            643,550
Ferro Corp.
   9.125%, 1/01/09 ..........................          1,455          1,510,731
Georgia Gulf Corp.
   10.375%, 11/01/07 ........................          3,855          4,124,850
Huntsman ICI Chemicals
   10.125%, 7/01/09 .........................          5,050          4,469,250
Lyondell Chemical Co.
   10.875%, 5/01/09 .........................          3,560          3,390,900
   Series A
   9.625%, 5/01/07 ..........................          3,500          3,578,750
   Series B
   9.875%, 5/01/07 ..........................          3,500          3,561,250
OM Group, Inc.
   9.25%, 12/15/11(a) .......................          2,200          2,282,500
Resolution Performance
   13.50%, 11/15/10 .........................          2,300          2,587,500
                                                                    -----------
                                                                     36,365,056
                                                                    -----------

Consumer Manufacturing-3.5%
Collins & Aikman Floorcover
   9.75%, 2/15/10(a) ........................          1,270          1,314,450
Dyersburg Corp.
   Series B
   9.75%, 9/01/07(c)(d) .....................          2,000             80,000
Jostens, Inc.
   12.75%, 5/01/10 ..........................          5,000          5,575,000
Pennzoil-Quaker State
   10.00%, 11/01/08(a) ......................          1,920          2,064,000
Playtex Products, Inc.
   9.375%, 6/01/11 ..........................          1,460          1,554,900
Remington Product Co. LLC
   Series D
   11.00%, 5/15/06 ..........................          5,065          4,203,950


--------------------------------------------------------------------------------
12 o ALLIANCE HIGH YIELD FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                   Principal
                                                      Amount
                                                       (000)       U.S. $ Value
--------------------------------------------------------------------------------

Sealy Mattress Co.
   9.875%, 12/15/07(a) ......................        $ 2,705        $ 2,725,287
St. John Knits International, Inc.
   12.50%, 7/01/09 ..........................          1,250          1,293,750
                                                                    -----------
                                                                     18,811,337
                                                                    -----------
Energy-2.0%
EOTT Energy Partners
   11.00%, 10/01/09 .........................          2,235          1,866,225
Grey Wolf, Inc.
   8.875%, 7/01/07 ..........................          1,270          1,276,350
Pride Petroleum Services, Inc.
   9.375%, 5/01/07 ..........................          1,340          1,400,300
Range Resources Corp.
   8.75%, 1/15/07 ...........................          1,600          1,592,000
South Point Energy
   9.825%, 5/30/19(a) .......................          2,060          1,524,400
Statia Terminals
   Series B
   11.75%, 11/15/03 .........................          2,000          2,070,000
Tesoro Petroleum Corp.
   Series B
   9.625%, 11/01/08 .........................          1,080          1,085,400
Transtexas Gas Corp.
   Series D
   13.75%, 12/31/02(c)(d) ...................          3,000                 -0-
                                                                    -----------
                                                                     10,814,675
                                                                    -----------

Financial-4.9%
Chohung Bank
   11.875%, 4/01/10(a)(e) ...................          3,500          4,019,400
Finova Group, Inc.
   7.50%, 11/15/09 ..........................         12,377          4,455,720
Hanvit Bank
   12.75%, 3/01/10(a)(e) ....................            825            965,240
Intertek Finance Plc
   Series B
   10.25%, 11/01/06 .........................          4,960          4,984,800
Istar Financial, Inc.
   8.75%, 8/15/08 ...........................          2,650          2,668,410
Markel Capital Trust I
   Series B
   8.71%, 1/01/46 ...........................          1,190            838,495
Nationwide CSN Trust
   9.875%, 2/15/25(a) .......................          6,000          6,360,000
PXRE Capital Trust I
   8.85%, 2/01/27 ...........................          2,095          1,215,100
Williams Scotsman, Inc.
   9.875%, 6/01/07(a) .......................            895            886,050
                                                                    -----------
                                                                     26,393,215
                                                                    -----------


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                   Principal
                                                      Amount
                                                       (000)       U.S. $ Value
--------------------------------------------------------------------------------

Fixed Communications-0.7%
Allegiance Telecom, Inc.
   12.875%, 5/15/08 .........................         $5,000        $ 1,475,000
Econophone, Inc.
   13.50%, 7/15/07(c)(d) ....................          3,600                 -0-

Time Warner Telecom, Inc.
   10.125%, 2/01/11 .........................          3,425          2,174,875
                                                                    -----------
                                                                      3,649,875
                                                                    -----------

Food & Beverage-0.3%
Del Monte Corp.
   Series B
   9.25%, 5/15/11 ...........................            875            914,375
Dimon, Inc.
   Series B
   9.625%, 10/15/11 .........................            615            648,825
                                                                    -----------
                                                                      1,563,200
                                                                    -----------

Gaming-3.3%
Argosy Gaming Co.
   9.00%, 9/01/11 ...........................          1,645          1,756,037
Boyd Gaming Corp.
   9.25%, 8/01/09 ...........................          2,775          2,927,625
Mandalay Resort Group
   Series B
   10.25%, 8/01/07 ..........................          2,405          2,600,406
MGM Grand, Inc.
   9.75%, 6/01/07 ...........................          1,900          2,068,625
Mohegan Tribal
   8.375%, 7/01/11 ..........................          2,895          2,981,850
Park Place Entertainment
   9.375%, 2/15/07 ..........................          5,000          5,381,250
                                                                    -----------
                                                                     17,715,793
                                                                    -----------

General Industrial-3.1%
Amtrol, Inc.
   10.625%, 12/31/06 ........................          3,445          2,790,450
Applied Extrusion Technology
   Series B
   10.75%, 7/01/11 ..........................          3,380          3,565,900
Aqua Chemical, Inc.
   11.25%, 7/01/08 ..........................          4,250          3,400,000
Flowserve Corp.
   12.25%, 8/15/10 ..........................          2,293          2,602,555
Pacific Aerospace & Electronics, Inc.
   11.25%, 8/01/05(c)(d) ....................          1,850            185,000
Russell-Stanley Holdings, Inc.
   9.00%, 11/30/08(a)(f) ....................          1,067            799,980
Transdigm, Inc.
   10.375%, 12/01/08 ........................          3,500          3,552,500
                                                                    -----------
                                                                     16,896,385
                                                                    -----------


--------------------------------------------------------------------------------
14 o ALLIANCE HIGH YIELD FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                   Principal
                                                      Amount
                                                       (000)       U.S. $ Value
--------------------------------------------------------------------------------

Healthcare-3.6%
Concentra Operating Corp.
   13.00%, 8/15/09 ..........................         $6,475        $ 7,316,750
Hanger Orthopedic Group
   10.375%, 2/15/09(a) ......................          1,180          1,215,400
Iasis Healthcare Corp.
   13.00%, 10/15/09 .........................          6,205          6,080,900
Triad Hospitals Holdings, Inc.
   Series B
   11.00%, 5/15/09 ..........................          1,620          1,818,450
Unilab Finance Corp.
   12.75%, 10/01/09 .........................          1,250          1,450,000
Vanguard Health Systems
   9.75%, 8/01/11 ...........................          1,350          1,417,500
                                                                    -----------
                                                                     19,299,000
                                                                    -----------

Hotels/Lodging-5.1%
Extended Stay America
   9.875%, 6/15/11 ..........................          4,335          4,551,750
Felcor Lodging LP
   8.50%, 6/01/11 ...........................          1,158          1,172,475
   9.50%, 9/15/08 ...........................          1,845          1,941,862
Host Marriott LP
   9.50%, 1/15/07(a) ........................          2,995          3,159,725
   Series G
   9.25%, 10/01/07 ..........................          4,155          4,321,200
Intrawest Corp.
   9.75%, 8/15/08 ...........................          1,000          1,015,000
   10.50%, 2/01/10 ..........................          2,535          2,636,400
Meristar Hospitality
   9.125%, 1/15/11(a) .......................          1,550          1,540,312
   10.50%, 6/15/09(a) .......................          2,110          2,207,587
Sun International Hotels
   8.875%, 8/15/11 ..........................          3,345          3,353,362
Vail Resorts, Inc.
   8.75%, 5/15/09(a) ........................          1,540          1,570,800
                                                                    -----------
                                                                     27,470,473
                                                                    -----------

Leisure-1.1%
Premier Parks
   9.75%, 6/15/07 ...........................          2,725          2,837,406
   10.00%, 4/01/08(b) .......................            795            743,325
Regal Cinemas, Inc.
   9.375%, 2/01/12(a) .......................          1,000          1,037,500
Six Flags, Inc.
   9.50%, 2/01/09 ...........................          1,250          1,281,250
                                                                    -----------
                                                                      5,899,481
                                                                    -----------

Media-4.0%
Allbritton Communications
   Series B
   9.75%, 11/30/07 ..........................          1,315          1,400,475
American Media Operation
10.25%, 5/01/09(a) ..........................          1,250          1,275,000


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 15

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                   Principal
                                                      Amount
                                                       (000)       U.S. $ Value
--------------------------------------------------------------------------------

Fox Family Worldwide, Inc.
   9.25%, 11/01/07 ..........................        $ 4,250        $ 4,568,750
   10.25%, 11/01/07 .........................          2,720          2,944,400
Goss Graphic Systems, Inc.
   12.25%, 11/19/05(c)(d) ...................          4,482                 -0-
Intermedia Communication
   Series B
   11.25%, 7/15/07(b) .......................          1,000            960,000
Lin Holdings Corp.
   10.00%, 3/01/08(b) .......................          5,200          4,576,000
Paxson Communication
   10.75%, 7/15/08 ..........................          4,375          4,746,875
Sinclair Broadcast Group
   8.75%, 12/15/11(a) .......................          1,260          1,323,000
                                                                    -----------
                                                                     21,794,500
                                                                    -----------

Metals/Minerals-2.1%
Commonwealth Aluminum
   10.75%, 10/01/06 .........................            390            391,950
Golden Northwest Aluminum
   12.00%, 12/15/06 .........................          1,500            909,375
Ormet Corp.
   11.00%, 8/15/08(a) .......................          2,500          1,587,500
P&L Coal Holdings, Inc.
   Series B
   8.875%, 5/15/08 ..........................            738            788,737
   Series B
   9.625%, 5/15/08 ..........................          3,224          3,473,860
Republic Technology, Inc.
   13.75%, 7/15/09(c) .......................         15,000          1,050,000
United States Steel LLC
   10.75%, 8/01/08(a) .......................          3,055          2,993,900
                                                                    -----------
                                                                     11,195,322
                                                                    -----------

Mobile Communications-10.1%
American Cellular Corp.
   9.50%, 10/15/09 ..........................          4,055          3,304,825
Dobson/Sygnet Communications
   12.25%, 12/15/08 .........................          5,545          5,240,025
Iridium LLC/Capital Corp.
   Series B
   14.00%, 7/15/05(c) .......................         14,500            942,500
Microcell Telecommunication
   Series B
   14.00%, 6/01/06(b) .......................          4,550          3,116,750
Nextel Communications
   9.95%, 2/15/08(b) ........................          1,495            825,987
   10.65%, 9/15/07 ..........................         11,505          7,276,913
Nextel Partners, Inc.
   11.00%, 3/15/10 ..........................          4,350          2,707,875
   12.50%, 11/15/09(a) ......................          1,395            892,800


--------------------------------------------------------------------------------
16 o ALLIANCE HIGH YIELD FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                   Principal
                                                      Amount
                                                       (000)       U.S. $ Value
--------------------------------------------------------------------------------

Price Communications Wire
   Series B
   9.125%, 12/15/06 .........................         $  375        $   380,625
PTC International Finance
   11.25%, 12/01/09 .........................          5,435          5,842,625
   Rural Cellular Corp.
   9.75%, 1/15/10(a) ........................          3,235          2,636,525
Telecorp PCS, Inc.
   10.625%, 7/15/10 .........................          4,025          4,568,375
   11.625%, 4/15/09(b) ......................          6,050          5,354,250
Tritel PCS, Inc.
   10.375%, 1/15/11 .........................          2,975          3,369,188
   12.75%, 5/15/09(b) .......................          2,095          1,833,125
Triton PCS, Inc.
   8.75%, 11/15/11 ..........................          1,765          1,632,625
   11.00%, 5/01/08(b) .......................          4,860          4,155,300
Voicestream Wireless Co.
   10.375%, 11/15/09 ........................            336            371,280
                                                                    -----------
                                                                     54,451,593
                                                                    -----------
Oil & Gas-0.5%
Northern Offshore ASA
   Series B
   10.00%, 5/15/05 ..........................          1,175            746,125
Petrobras International Finance Co.
   9.125%, 2/01/07(a) .......................          1,900          1,923,750
                                                                    -----------
                                                                      2,669,875
                                                                    -----------

Paper/Packaging-5.8%
Crown Paper Co.
   11.00%, 9/01/05(c) .......................          6,225                 -0-
Doman Industries, Ltd.
   12.00%, 7/01/04 ..........................          1,615          1,526,175
Owens-Brockway Glass
   8.875%, 2/15/09(a) .......................          8,200          8,384,500
Packaging Corp. of America
   9.625%, 4/01/09 ..........................          2,000          2,215,000
Plainwell, Inc.
   Series B
   11.00%, 3/1/08(c)(d) .....................          5,000             50,000
Plastipak Holdings
   10.75%, 9/01/11(a) .......................          3,925          4,239,000
Riverwood International Corp.
   10.625%, 8/01/07 .........................          2,335          2,492,613
   10.875%, 4/01/08 .........................            375            390,938
Sealed Air Corp.
   8.75%, 7/01/08(a) ........................          3,280          3,441,212
   9.25%, 2/01/08 ...........................          3,400          3,655,000
   9.75%, 2/01/11 ...........................          4,625          5,041,250
                                                                    -----------
                                                                     31,435,688
                                                                    -----------


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 17

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                   Principal
                                                      Amount
                                                       (000)       U.S. $ Value
--------------------------------------------------------------------------------

Service-8.6%
Alderwoods Group
   11.00%, 1/02/07 ..........................        $ 1,490        $ 1,504,900
   12.25%, 1/02/09 ..........................          2,925          3,085,875
Allied Waste North American
   8.50%, 12/01/08(a) .......................          2,405          2,453,100
   Series B
   10.00%, 8/01/09 ..........................         16,340         16,707,650
Avis Group Holdings, Inc.
   11.00%, 5/01/09 ..........................          7,000          7,595,000
Coinmach Corp.
   9.00%, 2/01/10(a) ........................          1,300          1,352,000
Iron Mountain, Inc.
   8.625%, 4/01/13 ..........................            785            824,250
Service Corp. International
   6.00%, 12/15/05 ..........................          4,265          3,849,163
   6.30%, 3/15/03(e) ........................            615            605,775
   6.50%, 3/15/08 ...........................          2,910          2,546,250
   7.70%, 4/15/09 ...........................          1,990          1,840,750
Stewart Enterprises
   10.75%, 7/01/08 ..........................          2,185          2,398,038
URS Corp.
   Series B
   12.25%, 5/01/09 ..........................          1,700          1,740,375
                                                                    -----------
                                                                     46,503,126
                                                                    -----------

Sovereign-1.6%
Russian Federation
   5.00%, 3/31/30(a)(e) .....................          4,745          3,149,494
United Mexican States
   11.375%, 9/15/16 .........................          4,165          5,379,098
                                                                    -----------
                                                                      8,528,592
                                                                    -----------

Supermarkets & Drugs-2.2%
Fleming Companies, Inc.
   Series B
   10.50%, 12/01/14 .........................          2,595          2,595,000
Ingles Markets, Inc.
   8.875%, 12/01/11(a) ......................             70             70,000
Pathmark Stores
   8.75%, 2/01/12(a) ........................            700            728,000
Pueblo Xtra International
   9.50%, 8/01/03 ...........................          3,677          1,158,255
   Series C
   9.50%, 8/01/03 ...........................            818            257,670
Rite Aid Corp.
   11.25%, 7/01/08 ..........................          4,340          3,189,900
Stater Brothers Holdings, Inc.
   10.75%, 8/15/06 ..........................          3,750          3,937,500
                                                                    -----------
                                                                     11,936,325
                                                                    -----------


--------------------------------------------------------------------------------
18 o ALLIANCE HIGH YIELD FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                   Shares or
                                                   Principal
                                                      Amount
                                                       (000)       U.S. $ Value
--------------------------------------------------------------------------------

Technology-2.0%
Fairchild Semiconductor
   10.125%, 3/15/07 .........................        $ 2,500       $  2,612,500
   10.375%, 10/01/07 ........................          1,000          1,065,000
   10.50%, 2/01/09 ..........................          1,350          1,464,750
Filtronic Plc
   10.00%, 12/01/05 .........................          5,720          5,720,000
                                                                   ------------
                                                                     10,862,250
                                                                   ------------

Utility-2.7%
AES Corp.
   8.875%, 2/15/11 ..........................          1,985          1,290,250
   9.375%, 9/15/10 ..........................            350            229,250
   9.50%, 6/01/09 ...........................          2,545          1,692,425
Calpine Corp.
   8.50%, 5/01/08 ...........................          1,705          1,228,954
Mission Energy Holding
   13.50%, 7/15/08 ..........................          5,500          5,582,500
PG&E National Energy
   10.375%, 5/16/11 .........................          3,300          3,371,947
PSEG Energy Holdings
   9.125%, 2/10/04 ..........................          1,500          1,491,054
                                                                   ------------
                                                                     14,886,380
                                                                   ------------
Total Corporate Debt Obligations
   (cost $530,757,995) ......................                       482,365,240
                                                                   ------------

NON-CONVERTIBLE
   PREFERRED STOCKS-4.5%
Broadwing Communications
   Series B
   12.50%, 8/15/09 ..........................          2,750          1,381,875
CSC Holdings, Inc.
   Series H
   11.75%, 10/01/07 .........................         14,800          1,531,800
   Series M
   11.125%, 4/01/08 .........................         95,877          9,851,394
Global Crossing Holdings Ltd.
   10.50%, 12/01/08(f) ......................         31,575              8,210
Harborside Healthcare
   13.50%, 8/01/10(f)(g) ....................             -0-                 4
Intermedia Communication
   Series B
   13.50%, 3/31/09(f) .......................          5,559          5,336,947
Nextel Communications
   Series E
   11.125%, 2/15/10(f) ......................         11,428          3,085,621
Sinclair Capital
   11.625%, 3/15/09 .........................          3,950            395,988


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 19

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                   Shares or
                                                   Principal
                                                      Amount
                                                       (000)       U.S. $ Value
--------------------------------------------------------------------------------

Sovereign REIT
   Series A
   12.00%, 8/29/49(a) .......................          2,830        $ 3,035,175
XO Communications, Inc.
   14.00%, 2/01/09(f) .......................              1                 -0-
                                                                    -----------
Total Non-Convertible Preferred Stocks
   (cost $36,724,286) .......................                        24,627,014
                                                                    -----------

CONVERTIBLE BOND-0.4%
Nextel Communications
   5.25%, 1/15/10
   (cost $3,118,928) ........................       $  4,875          2,480,156
                                                                    -----------

CONVERTIBLE PREFERRED
   STOCKS-0.2%
Earthwatch, Inc.
   Series C
   8.50%, 3/31/09(a)(f) .....................         31,582              6,316
Ford Motor Co Capital Trust II
   6.50%, 1/15/07 ...........................         17,700            935,091
                                                                    -----------

Total Convertible Preferred Stocks
   (cost $892,895) ..........................                           941,407
                                                                    -----------

COMMON STOCKS-0.1%
Goss Holdings, Inc. Cl. B(d)(h) .............        104,541                 -0-
Metal Management, Inc.(h) ...................        229,184            355,235
Phase Metrics, Inc.(d)(h) ...................        216,818             75,886
Russell-Stanley Holding, Inc.(d)(h) .........        160,000                 -0-
Safelite Glass Corp. Cl. B(d)(h) ............         25,161             29,187
Safelite Realty Corp.(d)(h) .................          1,698              1,970
                                                                    -----------

Total Common Stocks
   (cost $6,212,199) ........................                           462,278
                                                                    -----------

WARRANTS-0.0%(h)
Chesapeake Energy Corp.
   Warrants, expiring 9/01/04 ...............         14,000                 -0-
   Warrants, expiring 1/01/03 ...............          4,767                 -0-
Concentric Network
   Warrants, expiring 12/15/07(a) ...........          1,000                 10
Glasstech, Inc.
   Warrants, expiring 6/30/04 ...............            750                 -0-
Harborside Healthcare
   Warrants, expiring 8/01/09 ...............             10                 10
Jostens, Inc.
   Warrants, expiring 5/01/10 ...............          4,000             81,000
Metronet Communications
   Warrants, expiring 8/15/07(a) ............          1,500             67,500


--------------------------------------------------------------------------------
20 o ALLIANCE HIGH YIELD FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                   Shares or
                                                   Principal
                                                      Amount
                                                       (000)       U.S. $ Value
--------------------------------------------------------------------------------

Pliant Corp.
   Warrants, expiring 6/01/10(a) ............          200         $        450
Safelite Glass Corp. Cl. B
   Warrants, expiring 6/10/02 ...............      102,772                   -0-
Versatel Telecom BV
   Warrants, expiring 5/15/08 ...............        4,500                   45
                                                                   ------------

Total Warrants (cost $186,192) ..............                           149,015
                                                                   ------------

SHORT-TERM INVESTMENTS-4.0%
Time Deposits-4.0%
Bank of New York
   1.56%, 3/01/02 ...........................     $    500              500,000
Dresdner Kleinwort Benson, N.A. LLC
   1.84%, 3/01/02 ...........................       21,000           21,000,000
                                                                   ------------

Total Short-Term Investments
   (cost $21,500,000) .......................                        21,500,000
                                                                    -----------
Total Investments-98.4%
   (cost $599,392,495) ......................                       532,525,110
Other assets less liabilities-1.6% ..........                         8,446,831
                                                                   ------------

Net Assets-100% .............................                      $540,971,941
                                                                   ============

(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2002, these securities amounted to $78,922,288 or 14.6% of net assets.

(b) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective.

(c)   Security is in default and is non-income producing.

(d)   Illiquid security, valued at fair market value (see Note A).

(e)   Variable rate coupon, rate shown as of February 28, 2002.

(f)   Pay-In-Kind (PIK) quarterly payments.

(g)   Held 0.12 shares at February 28, 2002.

(h)   Non-income producing security.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 21

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
February 28, 2002 (unaudited)

Assets
Investments in securities, at value
   (cost $599,392,495) .....................................      $ 532,525,110
Cash .......................................................             94,728
Receivable for investment securities sold ..................         24,673,896
Interest receivable ........................................         11,269,113
Receivable for capital stock sold ..........................          1,115,819
Deferred organization expenses .............................              7,969
                                                                  -------------
Total assets ...............................................        569,686,635
                                                                  -------------
Liabilities
Payable for investment securities purchased ................         24,942,477
Payable for capital stock redeemed .........................          1,676,012
Dividends payable ..........................................          1,198,125
Advisory fee payable .......................................            315,129
Distribution fee payable ...................................            313,061
Accrued expenses ...........................................            269,890
                                                                  -------------
Total liabilities ..........................................         28,714,694
                                                                  -------------
Net Assets .................................................      $ 540,971,941
                                                                  =============
Composition of Net Assets
Capital stock, at par ......................................      $      89,551
Additional paid-in capital .................................        891,040,205
Distributions in excess of net investment income ...........         (4,598,600)
Accumulated net realized loss on investments
   and foreign currency transactions .......................       (278,691,830)
Net unrealized depreciation of investments .................        (66,867,385)
                                                                  -------------
                                                                  $ 540,971,941
                                                                  =============

Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($69,964,842 / 11,584,014 shares of capital stock
   issued and outstanding) .................................               $6.04
Sales charge--4.25% of public offering price ...............                 .27
                                                                           -----
Maximum offering price .....................................               $6.31
                                                                           =====
Class B Shares
Net asset value and offering price per share
   ($317,297,303 / 52,536,093 shares of capital stock
   issued and outstanding) .................................               $6.04
                                                                           =====
Class C Shares
Net asset value and offering price per share
   ($62,296,353 / 10,310,724 shares of capital stock
   issued and outstanding)..................................               $6.04
                                                                           =====
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($91,413,443 / 15,119,935 shares of capital stock
   issued and outstanding) .................................               $6.05
                                                                           =====

See notes to financial statements.


--------------------------------------------------------------------------------
22 o ALLIANCE HIGH YIELD FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2002 (unaudited)

Investment Income
Interest .....................................     $27,439,669
Dividends ....................................       1,310,097     $ 28,749,766
                                                   -----------
Expenses
Advisory fee .................................       1,941,253
Distribution fee--Class A ....................         113,885
Distribution fee--Class B ....................       1,642,752
Distribution fee--Class C ....................         309,992
Transfer agency ..............................         413,688
Custodian ....................................         114,239
Printing .....................................          98,277
Registration .................................          75,649
Administrative ...............................          66,900
Audit and legal ..............................          58,539
Amortization of organization expenses ........          28,327
Directors' fees ..............................          10,945
Miscellaneous ................................          12,186
                                                   -----------
Total expenses ...............................                        4,886,632
                                                                   ------------
Net investment income ........................                       23,863,134
                                                                   ------------

Realized and Unrealized Gain (Loss)
on Investments
Net realized loss on investment
   transactions ..............................                      (37,509,034)
Net change in unrealized
   appreciation/depreciation
   of investments ............................                          174,297
                                                                   ------------
Net loss on investments ......................                      (37,334,737)
                                                                   ------------
Net Decrease in Net Assets From
   Operations ................................                     $(13,471,603)
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 23

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                 Six Months
                                                   Ended
                                                February 28,        Year Ended
                                                    2002            August 31,
                                                (unaudited)            2001
                                               =============      =============
Increase (Decrease) in Net Assets
from Operations
Net investment income ....................     $  23,863,134      $  53,800,164
Net realized loss on investment and
   foreign currency transactions .........       (37,509,034)      (137,883,927)
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities ....           174,297         24,686,825
                                               -------------      -------------
Net decrease in net assets from
   operations ............................       (13,471,603)       (59,396,938)
Dividends and Distributions to
Shareholders from:
Net investment income
   Class A ...............................        (3,873,667)        (7,962,161)
   Class B ...............................       (15,711,422)       (35,359,513)
   Class C ...............................        (2,958,840)        (6,621,537)
   Advisor Class .........................        (2,625,742)          (923,841)
Tax return of capital
   Class A ...............................                -0-        (1,709,082)
   Class B ...............................                -0-        (7,589,939)
   Class C ...............................                -0-        (1,421,316)
   Advisor Class .........................                -0-          (198,303)
Capital Stock Transactions
Net increase .............................        50,377,368         63,402,094
                                               -------------      -------------
Total increase (decrease) ................        11,736,094        (57,780,536)
Net Assets
Beginning of period ......................       529,235,847        587,016,383
                                               -------------      -------------
End of period ............................     $ 540,971,941      $ 529,235,847
                                               =============      =============

See notes to financial statements.


--------------------------------------------------------------------------------
24 o ALLIANCE HIGH YIELD FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
February 28, 2002 (unaudited)

NOTE A

Significant Accounting Policies

Alliance High Yield Fund, Inc. (the "Fund") was incorporated in the state of Maryland on December 19, 1996 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered principally to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan, if any. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 25

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

by a pricing service when such prices are believed to reflect the fair market value of such securities. Mortgage backed and asset backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign exchange gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities and forward currency exchange contracts, holding of foreign currencies, exchange gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Organization Expenses

Organization costs of $285,600 have been deferred and are being amortized on a straight-line basis through April 2002.

5. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on ex-dividend date. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

6. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that each


--------------------------------------------------------------------------------
26 o ALLIANCE HIGH YIELD FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

class's transfer agent fees and distribution fees, if any, are charged only against the assets of that class.

7. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

8. Change in Accounting Principle

As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investments Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. This change has no impact on the net assets of the Fund. Prior to September 1, 2001, the Fund did not amortize premiums on debt securities.

The cumulative effect of this accounting change resulted in a $296,564 decrease in cost of investments and a corresponding $296,564 decrease in net unrealized depreciation, based on investments owned by the Fund on September 1, 2001.

The effect of this change for the period ended February 28, 2002, was to decrease net investment income by $196,781, decrease net unrealized depreciation of investments by $157,307 and decrease net realized loss on investments by $39,474. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect the change in accounting principle.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of .75 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

The Fund compensates Alliance Global Investor Services, Inc., (AGIS), a wholly-owned subsidiary of the Adviser under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $298,643 for the six months ended February 28, 2002.

For the six months ended February 28, 2002, the Fund's expenses were reduced by $1,975 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it received front-end sales charges of $9,900 from the sale of Class A shares, and $435,326 and $10,578 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively,


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 27

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

for the six months ended February 28, 2002.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the Fund's average daily net assets attributable to the Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $25,933,845 and $1,494,550, for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) aggregated $221,172,151 and $156,146,166, respectively, for the six months ended February 28, 2002. There were no purchases or sales of U.S. government or government agency obligations for the six months ended February 28, 2002.

At February 28, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $23,335,744 and gross unrealized depreciation of investments was $90,203,129, resulting in net unrealized depreciation of $66,867,385.

At August 31, 2001, the Fund had a capital loss carryforward of $123,290,163 of which $7,232,173 expires in the year 2007, $46,562,845 expires in the year 2008, and $69,495,145 expires in the year 2009.

Capital losses and foreign currency losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital and currency losses of $116,296,355 and $1,278,926, respectively, during the fiscal year 2001. These carryover losses may be used to offset future gains. To the extent they are so used, future gains will not be distributed to shareholders until they exceed available loss carryovers.


--------------------------------------------------------------------------------
28 o ALLIANCE HIGH YIELD FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

1. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

At February 28, 2002, the Fund had no outstanding forward foreign exchange currency contracts.

NOTE E

Capital Stock

There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                     --------------------------------------      ----------------------------------------
                                     Shares                                        Amount
                     --------------------------------------      ----------------------------------------
                      Six Months Ended                            Six Months Ended
                     February 28, 2002           Year Ended      February 28, 2002             Year Ended
                           (unaudited)      August 31, 2001            (unaudited)        August 31, 2001
                     ------------------------------------------------------------------------------------
Class A
Shares sold                  4,548,849           11,115,964           $ 28,064,371           $ 77,575,094
---------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions                291,528              537,612              1,788,126              3,767,836
------------------------------------------------------------------------------------
Shares converted
  from Class B                 253,510              119,365              1,561,562                831,097
---------------------------------------------------------------------------------------------------------
Shares redeemed             (5,527,420)         (10,082,594)           (34,004,958)           (69,880,689)
---------------------------------------------------------------------------------------------------------
Net increase
  (decrease)                  (433,533)           1,690,347           $ (2,590,899)          $ 12,293,338
=========================================================================================================


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 29

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                     --------------------------------------      ----------------------------------------
                                     Shares                                        Amount
                     --------------------------------------      ----------------------------------------
                      Six Months Ended                            Six Months Ended
                     February 28, 2002           Year Ended      February 28, 2002             Year Ended
                           (unaudited)      August 31, 2001            (unaudited)        August 31, 2001
                     ------------------------------------------------------------------------------------
Class B
Shares sold                  5,618,300            16,212,402          $ 34,648,258          $ 115,658,240
---------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions                920,787             1,831,420             5,646,495             12,835,428
---------------------------------------------------------------------------------------------------------
Shares converted
  to Class A                  (253,388)             (119,330)           (1,561,562)              (831,097)
---------------------------------------------------------------------------------------------------------
Shares redeemed             (8,567,253)          (15,121,241)          (52,626,866)          (106,858,112)
---------------------------------------------------------------------------------------------------------
Net increase
  (decrease)                (2,281,554)            2,803,251          $(13,893,675)         $  20,804,459
=========================================================================================================

Class C
Shares sold                  2,097,044             4,951,047          $ 12,967,118          $  35,486,281
---------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions                213,555               438,522             1,309,753              3,070,376
---------------------------------------------------------------------------------------------------------
Shares redeemed             (2,366,786)           (4,879,445)          (14,492,139)           (35,030,340)
---------------------------------------------------------------------------------------------------------
Net increase
  (decrease)                   (56,187)              510,124          $   (215,268)         $   3,526,317
=========================================================================================================

Advisor Class
Shares sold                 10,885,856               214,775          $ 67,269,115          $   1,901,987
---------------------------------------------------------------------------------------------------------

Shares issued in
  reinvestment of
  dividends and
  distributions                402,875                13,317             2,471,069                116,567
---------------------------------------------------------------------------------------------------------
Shares redeemed               (438,326)             (302,822)           (2,662,974)            (2,701,558)
---------------------------------------------------------------------------------------------------------
Net increase
  (decrease)                10,850,405               (74,730)         $ 67,077,210          $    (683,004)
=========================================================================================================

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended February 28, 2002.


--------------------------------------------------------------------------------
30 o ALLIANCE HIGH YIELD FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                     ----------------------------------------------------------------------------
                                                                         Class A
                                     ----------------------------------------------------------------------------
                                       Six Months
                                            Ended                                                       April 22,
                                     February 28,                   Year Ended August 31,              1997(b) to
                                          2002(a)      ---------------------------------------------   August 31,
                                      (unaudited)         2001       2000         1999         1998          1997
                                     ----------------------------------------------------------------------------

Net asset value,
  beginning of period ...........         $  6.49      $  8.10    $  9.47     $  10.76       $11.17        $10.00
                                     ----------------------------------------------------------------------------
Income from Investment
  Operations
Net investment income(c) ........             .30          .76        .92         1.02         1.03           .37
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ..................            (.43)       (1.50)     (1.26)       (1.08)        (.27)         1.15
                                     ----------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations ...            (.13)        (.74)      (.34)        (.06)         .76          1.52
                                     ----------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net investment
  income ........................            (.32)        (.72)      (.98)       (1.02)       (1.02)         (.35)
Distributions in excess of net
  investment income .............              -0-          -0-        -0-        (.05)        (.01)           -0-
Tax return of capital ...........              -0-        (.15)      (.05)        (.01)          -0-           -0-
Distributions from net realized
  gains on investments ..........              -0-          -0-        -0-        (.15)        (.14)           -0-
                                     ----------------------------------------------------------------------------
Total dividends and distributions            (.32)        (.87)     (1.03)       (1.23)       (1.17)         (.35)
                                     ----------------------------------------------------------------------------
Net asset value, end of period ..         $  6.04      $  6.49    $  8.10     $   9.47      $ 10.76        $11.17
                                     ============================================================================
Total Return
Total investment return based
  on net asset value(d)  ........           (2.06)%      (9.39)%    (3.79)%       (.58)%       6.42%        15.33%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...............         $69,965      $78,053    $83,645     $102,400       $43,960       $5,889
Ratio to average net assets:
  Expenses, net of
    waivers/reimbursements ......            1.38%(e)     1.34%      1.33%        1.31%        1.43%         1.70%(e)
  Expenses, before
    waivers/reimbursements ......            1.38%(e)     1.34%      1.33%        1.31%        1.46%         3.11%(e)
  Net investment income, net of
    waivers/reimbursements ......            9.74%(e)    10.62%     10.92%       10.21%        8.89%         8.04%(e)
Portfolio turnover rate .........              32%          98%       102%         182%         311%           73%

See footnote summary on page 35.


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 31

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                     ----------------------------------------------------------------------------
                                                                         Class B
                                     ----------------------------------------------------------------------------
                                       Six Months
                                            Ended                                                       April 22,
                                     February 28,                   Year Ended August 31,              1997(b) to
                                          2002(a)      ---------------------------------------------   August 31,
                                      (unaudited)         2001       2000         1999         1998          1997
                                     ----------------------------------------------------------------------------
Net asset value,
  beginning of period .........          $   6.50     $   8.10   $   9.46     $  10.75     $  11.17       $ 10.00
                                     ----------------------------------------------------------------------------
Income from Investment
  Operations
Net investment income(c) ......               .28          .70        .86          .95          .96           .31
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................              (.45)       (1.48)     (1.26)       (1.08)        (.28)         1.19
                                     ----------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................              (.17)        (.78)      (.40)        (.13)         .68          1.50
                                     ----------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........              (.29)        (.68)      (.91)        (.95)        (.95)         (.33)
Distributions in excess of
  net investment income .......                -0-          -0-        -0-        (.05)        (.01)           -0-
Tax return of capital .........                -0-        (.14)      (.05)        (.01)          -0-           -0-
Distributions from net realized
  gains on investments ........                -0-          -0-        -0-        (.15)        (.14)           -0-
                                     ----------------------------------------------------------------------------
Total dividends and
  distributions ...............              (.29)        (.82)      (.96)       (1.16)       (1.10)         (.33)
                                     ----------------------------------------------------------------------------
Net asset value,
  end of period ...............          $   6.04     $   6.50   $   8.10     $   9.46     $  10.75       $ 11.17
                                     ============================================================================
Total Return
Total investment return based
  on net asset value(d)  ......             (2.56)%      (9.94)%    (4.40)%      (1.26)%       5.69%        15.07%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............          $317,297     $356,062   $421,105     $527,337     $269,426       $43,297
Ratio to average net assets:
  Expenses, net of
    waivers/reimbursements ....              2.10%(e)     2.06%      2.04%        2.03%        2.13%         2.40%(e)
  Expenses, before
    waivers/reimbursements ....              2.10%(e)     2.06%      2.04%        2.03%        2.16%         3.85%(e)
  Net investment income, net of
    waivers/reimbursements ....              9.04%(e)     9.97%     10.21%        9.52%        8.18%         7.19%(e)
Portfolio turnover rate .......                32%          98%       102%         182%         311%           73%

See footnote summary on page 35.


--------------------------------------------------------------------------------
32 o ALLIANCE HIGH YIELD FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                     ----------------------------------------------------------------------------
                                                                         Class C
                                     ----------------------------------------------------------------------------
                                       Six Months
                                            Ended                                                       April 22,
                                     February 28,                   Year Ended August 31,              1997(b) to
                                          2002(a)      ---------------------------------------------   August 31,
                                      (unaudited)         2001       2000         1999         1998          1997
                                     ----------------------------------------------------------------------------
Net asset value,
  beginning of period .........           $  6.50      $  8.10    $  9.47      $ 10.75      $ 11.17        $10.00
                                     ----------------------------------------------------------------------------
Income from Investment
  Operations
Net investment income(c) ......               .28          .70        .86          .95          .96           .32
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................              (.45)       (1.48)     (1.27)       (1.07)        (.28)         1.18
                                     ----------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................              (.17)        (.78)      (.41)        (.12)         .68          1.50
                                     ----------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........              (.29)        (.68)      (.91)        (.95)        (.95)         (.33)
Distributions in excess of
  net investment income .......                -0-          -0-        -0-        (.05)        (.01)           -0-
Tax return of capital .........                -0-        (.14)      (.05)        (.01)          -0-           -0-
Distributions from net realized
  gains on investments ........                -0-          -0-        -0-        (.15)        (.14)           -0-
                                     ----------------------------------------------------------------------------
Total dividends and
  distributions ...............              (.29)        (.82)      (.96)       (1.16)       (1.10)         (.33)
                                     ----------------------------------------------------------------------------
Net asset value,
  end of period ...............           $  6.04      $  6.50    $  8.10      $  9.47      $ 10.75        $11.17
                                     ============================================================================
Total Return
Total investment return based
  on net asset value(d)  ......            (2.56)%      (9.94)%    (4.51)%       (1.16)%       5.69%        15.07%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............           $62,296      $67,360    $79,826      $99,927      $48,337        $7,575
Ratio to average net assets:
  Expenses, net of
    waivers/reimbursements ....              2.08%(e)     2.04%      2.03%        2.02%        2.13%         2.40%(e)
  Expenses, before
    waivers/reimbursements ....              2.08%(e)     2.04%      2.03%        2.02%        2.16%         3.84%(e)
  Net investment income, net of
    waivers/reimbursements ....              9.04%(e)     9.97%     10.23%        9.54%        8.17%         7.24%(e)
Portfolio turnover rate .......                32%          98%       102%         182%         311%           73%

See footnote summary on page 35.


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 33

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                     ----------------------------------------------------------------------------
                                                                     Advisor Class
                                     ----------------------------------------------------------------------------
                                       Six Months
                                            Ended                                                       April 22,
                                     February 28,                   Year Ended August 31,              1997(b) to
                                          2002(a)      ---------------------------------------------   August 31,
                                      (unaudited)         2001       2000         1999         1998          1997
                                     ----------------------------------------------------------------------------

Net asset value,
  beginning of period .........           $  6.50      $  8.10     $ 9.47       $10.76       $11.17        $10.00
                                     ----------------------------------------------------------------------------
Income from Investment
  Operations
Net investment income(c) ......               .30          .70        .95         1.06         1.11           .40
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................              (.42)       (1.40)     (1.27)       (1.09)        (.32)         1.13
                                     ----------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................              (.12)        (.70)      (.32)        (.03)         .79          1.53
                                     ----------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........              (.33)        (.74)     (1.00)       (1.06)       (1.05)         (.36)
Distributions in excess of
  net investment income .......                -0-          -0-        -0-        (.04)        (.01)           -0-
Tax return of capital .........                -0-        (.16)      (.05)        (.01)          -0-           -0-
Distributions from net realized
  gains on investments ........                -0-          -0-        -0-        (.15)        (.14)           -0-
                                     ----------------------------------------------------------------------------
Total dividends and
  distributions ...............              (.33)        (.90)     (1.05)       (1.26)       (1.20)         (.36)
                                     ----------------------------------------------------------------------------
Net asset value,
  end of period ...............           $  6.05      $  6.50     $ 8.10       $ 9.47       $10.76        $11.17
                                     ============================================================================
Total Return
Total investment return based
  on net asset value(d)  ......             (1.90)%      (8.96)%    (3.47)%       (.28)%       6.68%        15.44%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............           $91,413      $27,762     $2,441       $3,564       $2,256        $  321
Ratio to average net assets:
  Expenses, net of
    waivers/reimbursements ....              1.08%(e)     1.04%      1.01%        1.03%        1.14%         1.40%(e)
  Expenses, before
    waivers/reimbursements ....              1.08%(e)     1.04%      1.01%        1.03%        1.16%         2.82%(e)
  Net investment income, net of
    waivers/reimbursements ....              9.80%(e)    10.92%     11.20%       10.58%        9.25%         8.20%(e)
Portfolio turnover rate .......                32%          98%       102%         182%         311%           73%

See footnote summary on page 35.


--------------------------------------------------------------------------------
34 o ALLIANCE HIGH YIELD FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the six months ended February 28, 2002 was to decrease net investment income per share by $.003, decrease net realized and unrealized gain and loss per share by $.003 for Class A, and by $.002 for Class B, C and the Advisor Class, and decrease the ratio of net investment income to average net assets from 9.82% to 9.74% for Class A, from 9.12% to 9.04% for Class B, from 9.12% to 9.04% for Class C and from 9.88% to 9.80% for Advisor Class on an annualized basis. Per share ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(b)   Commencement of operations.

(c)   Based on average shares outstanding.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(e)   Annualized.


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 35

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

earnings

Revenues minus cost of sales, operating expenses and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
36 o ALLIANCE HIGH YIELD FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

      Alliance Capital is a leading global investment management firm with approximately $455 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 41 of the FORTUNE 100 companies and public retirement funds in 43 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 640 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 12/31/01.


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 37

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/ checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
38 o ALLIANCE HIGH YIELD FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Gregory Dube, Senior Vice President
Michael A. Snyder, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors
Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

(1) Member of the Audit Committee.


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 39

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small CapValue Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
40 o ALLIANCE HIGH YIELD FUND

Alliance High Yield Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

HIYSR0202